Filed pursuant to Rule 497(a)
File No. 333-229007
Rule 482ad

Priority Income Fund Launches AA- Rated Preferred Stock Program
NEW YORK, April 29, 2019 /Business Wire/ -- Priority Income Fund, Inc. (“Company"), a registered closed-end fund that commenced making investments in January 2014, today announced that it plans to expand its cumulative mandatory redeemable term preferred stock (“Preferred”) issuance through a new investment program.
The Preferred will be offered on a weekly basis under the program. Incapital LLC (“Incapital”) will serve as purchasing agent for the program and oversee distribution of the Preferred. Ladenburg Thalmann & Co. Inc. (“Ladenburg”) will act as an agent for the program. The program is available to investors through broker-dealers, through registered investment advisers, and directly through Incapital and Ladenburg.
The program will offer continuous add-ons to the Company’s existing series of Preferred tranches, each of which is currently listed on the New York Stock Exchange (“NYSE”):

–	Series A (NYSE: PRIFA): $34.00 million of 6.375% Preferred due 2025

–	Series B (NYSE: PRIFB): $25.00 million of 6.250% Preferred due 2023

–	Series C (NYSE: PRIFC): $40.25 million of 6.625% Preferred due 2024

The Preferred to be offered and sold under the program will also include a new issue 7.00% Series D Preferred due 2029 (the “Series D Preferred”). The Company intends to apply to list the Series D Preferred on NYSE under the ticker PRIFD.
Each series of Preferred offered and sold under the program is rated AA- by Egan-Jones Ratings Company and ranks equal in payment priority with every other series of Preferred. The Preferred issuances will be sold at public offering prices to be determined weekly by the Company. Pricing terms will be set prior to the time of sale and described in a pricing supplement to be filed each week with the SEC.
The Company has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this press release relates. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The prospectus, which contains this and other information about the Company, should be read carefully before investing. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
The offering of the Preferred may be made only by means of a prospectus. Copies of the prospectus may be obtained by writing: Incapital LLC, Attn: Syndicate Department, 1800 N Military Trail,

Suite 400, Boca Raton, Florida 33431, or: 1-800-878-9000, or: prospectus_requests@incapital.com; or Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.
About Priority Income Fund
Priority Income Fund, Inc., is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations (“CLOs”). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. For more information, visit priority-incomefund.com.
About Prospect Capital Management L.P.
The Company is managed by Priority Senior Secured Income Management, LLC, which is owned 50% by Prospect Capital Management L.P.
Headquartered in New York City, Prospect Capital Management L.P. (“Prospect”) is an SEC-registered investment adviser that, along with its predecessors and affiliates, has a more than 25-year history of investing in and managing high-yielding debt and equity investments using both private partnerships and publicly traded closed-end structures. Prospect and its affiliates employ a team of approximately 100 professionals who focus on credit-oriented investments yielding attractive current income. Prospect has $6.4 billion of assets under management as of December 31, 2018. For more information, call 212.448.0702 or visit prospectcapitalmanagement.com.
Forward-Looking Statements
This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc. and that Priority Income Fund, Inc. may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.